UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01                           COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 9, 2007, we received a contract award from the U.S. Marine Corps for 19 of our Buffalo mine-protected vehicles. The contract award has a total value of approximately $16.2 million.

Also on March 9, 2007, we agreed to acquire the Research and Developmental Testing Facility of NEWTEC Services Group, Inc., located near Edgefield, South Carolina, for $5,500,000. The facility will be used to expand our research and development activities and support the verification and quality control validation of our armored vehicles used to protect military personnel against explosive threats.

The foregoing description of the terms and conditions of the contract award and the purchase and sale agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the letter contract and purchase and sale agreement filed as exhibits 10.1 and 10.2, incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	Letter Contract issued to the Company by the U. S. Marine Corps dated March 9, 2007.

10.2	Purchase and Sale Agreement between the Company and NEWTEC Services Group, Inc. dated March 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date	March 16, 2007

/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer